Reverse Recapitalization	9 Months Ended
Sep. 30, 2021
Reverse Recapitalization
Reverse Recapitalization

3. Reverse Recapitalization

On August 26, 2021, Merger Sub, a wholly-owned subsidiary of AHAC, merged with Legacy Humacyte, with Legacy Humacyte surviving as a wholly-owned subsidiary of AHAC. At the effective time of the Merger:

●	each outstanding share of Legacy Humacyte common stock was converted into approximately 0.26260 shares of the Company’s common stock;

●	each outstanding share of preferred stock of Legacy Humacyte was cancelled and converted into the aggregate number of shares of New Humacyte’s common stock that would be issued upon conversion of the shares of Legacy Humacyte preferred stock based on the applicable conversion ratio immediately prior to the effective time, multiplied by approximately 0.26260; and

●	each outstanding option or warrant to purchase Legacy Humacyte common stock was converted into an option or warrant, as applicable, to purchase a number of shares of the Company’s common stock equal to the number of shares of Legacy Humacyte common stock subject to such option or warrant multiplied by approximately 0.26260, at an exercise price per share equal to the current exercise price per share for such option or warrant divided by approximately 0.26260;

in each case, rounded down to the nearest whole share.

In addition, upon the closing of the merger (the “Closing”), 2,500,000 Class B shares of AHAC (Founder Shares) automatically converted into shares of the Company’s common stock, on a one-for-one basis.

Former holders of the Legacy Humacyte common stock and Legacy Humacyte preferred stock are eligible to receive up to an aggregate of 15 million additional shares of the Company’s common stock (the “Contingent Earnout Shares”) in the aggregate in two equal tranches of 7.5 million shares if the volume-weighted average closing sale price of the common stock is greater than or equal to $15.00 and $20.00, respectively, for any 20 trading days within any 30 consecutive trading day period. At the Closing on August 26, 2021, the Company recorded a liability (“Contingent Earnout Liability”) of $159.4 million, based on the estimated fair value of the 15 million Contingent Earnout Shares with a corresponding reduction of additional paid-in capital in the equity section of the Company’s condensed consolidated balance sheet.

Concurrently with the execution of the Business Combination Agreement, AHAC entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”). Pursuant to the Subscription Agreements, the PIPE Investors purchased an aggregate of 17,500,000 shares of the Company’s common stock (the “PIPE Shares”) in a private placement at a price of $10.00 per share for an aggregate purchase price of $175 million (the “PIPE Financing”). The PIPE Financing was consummated in connection with the Closing.

The number of shares of the Company’s common stock outstanding immediately following the consummation of the Merger was:

	Shares
Common stock of AHAC, outstanding prior to Merger	10,355,000
Less redemption of AHAC shares	(3,008,551)
Common stock of AHAC	7,346,449
AHAC Founder Shares	2,500,000
New Humacyte shares issued to PIPE Investors	17,500,000
Issuance of common stock upon reverse recapitalization and PIPE Financing	27,346,449
New Humacyte shares issued in Merger to Legacy Humacyte stockholders	75,656,935	(1)
Total shares of common stock immediately after Merger	103,003,384

(1) Includes 69,613,562 shares of common stock issued upon conversion of Legacy Humacyte’s redeemable convertible preferred stock.

The Merger is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, AHAC is treated as the acquired company for financial reporting purposes and Legacy Humacyte is treated as the acquiror. This determination is primarily based on the fact that subsequent to the Merger, the Legacy Humacyte stockholders hold a majority of the voting rights of the combined company, Legacy Humacyte comprises all of the ongoing operations of the combined company, Legacy Humacyte comprises a majority of the carryover governing body of the combined company, and Legacy Humacyte’s senior management comprises all of the senior management of the combined company. Accordingly, for accounting purposes, the Merger was treated as the equivalent of Legacy Humacyte issuing shares for the net assets of AHAC, accompanied by a recapitalization. The net assets of AHAC were stated at historical costs. No goodwill or other intangible assets were recorded. Operations prior to the Merger are those of Legacy Humacyte.

In connection with the Merger, the Company received $242.4 million in proceeds from the Merger and related PIPE Financing. The Company incurred $3.9 million of transaction costs, consisting of banking, legal, and other professional fees, of which $3.9 million was recorded as a reduction of proceeds to additional paid-in capital, and less than $0.1 million related to the Private Placement Warrants, which are classified as liabilities in the condensed consolidated balance sheets, was expensed in the condensed consolidated statements of operations and comprehensive loss. Legacy Humacyte assumed $15.2 million of liabilities, including PIPE Financing fees and legal fees, and $0.1 million of assets from AHAC. Of the $15.2 million of liabilities assumed from AHAC, as of September 30, 2021, $2.2 million was included in accounts payable and accrued expenses. In addition, there were $3.0 million of unpaid transaction costs included in accounts payable and accrued expenses as of September 30, 2021.